Investor Presentation
Investor Presentation
Second-Step Conversion Offering
Second-Step Conversion Offering
July 2014
July 2014
Issuer Free Writing Prospectus
Filed Pursuant to Rule 433
Registration No. 333-194454
July 7, 2014

Free Writing Prospectus
Meridian Bancorp, Inc. (“Meridian Bancorp” or “EBSB”) has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other
documents Meridian Bancorp has filed with the SEC for more complete information about
Meridian Bancorp and this offering. You may get these documents for free by visiting
EDGAR on the SEC web site at www.sec.gov. Alternatively, Meridian Bancorp or the selling
agent, Sterne, Agee and Leach, Inc. (“Sterne Agee”) for the offering will arrange to send you
the prospectus and the prospectus supplement if you request it by calling 1-978-977-7171.
Forward Looking Statements and Risk Factors
This presentation contains forward-looking information for Meridian Bancorp. Such
information constitutes forward-looking statements (within the meaning of the Private
Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties.
Please refer to the discussion of the risk factors set forth in the prospectus for those factors
that may cause actual results to differ materially from the results discussed in these forward-
looking statements.
Forward-Looking Statements
Forward-Looking Statements

I. Offering Summary I. Offering Summary

Offering Summary
Offering Summary
Issuer: Meridian Bancorp, Inc., a newly formed Maryland
corporation
(1)
Symbol / Exchange: EBSB / NASDAQ
Price Per Share: $l0.00
Shares Offered: 23,375,000 (Min) to 36,368,750 (Adjusted Max)
Gross Proceeds: $233.8 million (Min) to $363.7 million (Adjusted Max)
Exchange Ratio: 1.7580x (Min) to 2.7353x (Adjusted Max)
Maximum Purchase Limitations: $1.0 million individual / $4.5 million group
Sole Bookrunner: Sterne Agee
Source: Prospectus

1. Created in connection with the conversion of Meridian Financial Services, Incorporated from a mutual holding company to a stock
holding company form of organization

Pro Forma Financial Information
Pro Forma Financial Information
Minimum Midpoint Maximum Adjusted Max.
Number of Shares
Offered:
23.4 million 27.5 million 31.6 million 36.4 million
Pro Forma Shares
Outstanding:
39.3 million 46.2 million 53.2 million 61.1 million
Pro Forma Market
Capitalization: (1)
$393.0 million $462.3 million $531.7 million $611.4 million
Pro Forma Tangible
Equity / Assets: (2)
15.5% 16.5% 17.6% 18.7%
Price / Pro Forma
Tangible Book Value: (2)
88.3% 96.0% 102.6% 108.9%
Price / Pro Forma EPS: (2) 25.0x 29.4x 34.5x 40.0x
Peers Peer Median (3)
Price / Tangible Book
Value:
162.5%
Price / 2014 Est. EPS: 15.6x
Source: Prospectus; Peer set differs from the Independent appraisal peer group in the Prospectus

1. Assumes $10.00 issue price
2. For the period ending December 31, 2013 pro forma for second-step conversion offering
3. Market data as of June 27, 2014. Peer group consists of New England and Mid-Atlantic major exchange traded banks and thrifts with assets
between $2.0 - $5.0B N and NPAs/Assets less than 3.0%. Peer group excludes merger targets. Source: SNL Financial.

Conversion Structure
Conversion Structure
December 31, 2013 Pro Forma
Meridian Interstate
Bancorp, Inc.
East Boston Savings
Bank
41% of
common
stock
100% of
common
stock
Meridian Financial
Services, Incorporated
59% of
common
stock
Meridian
Bancorp, Inc.
East Boston Savings
Bank
100% of
common
stock
100% of
common
stock
Source: Prospectus
Public Stockholders
(Including the
Charitable
Foundation)
Public Stockholders
(Including the
Charitable
Foundation)

II. Investment & Company II. Investment & Company Highlights Highlights

Meridian Bancorp, Inc.
Meridian Bancorp, Inc.
Franchise  Overview
Franchise  Overview
History
Market Area
Key Financial Statistics (as of 3/31/14)
Total Assets: $2.8 billion
MRQ ROAA: 0.70%
MRQ ROAE: 7.59%
NPAs / Assets: 1.54%
Pro Forma Market Cap: (1) $532 million

Source: Prospectus and SNL Financial
Founded in 1848
Raised $100.5 million in minority
stock offering in 2008
Significant balance sheet
transformation from a traditional thrift
to a full service commercial bank
27 Banking Offices located in the
greater Boston metropolitan area
1. Assumes the maximum of the appraisal range and $10.00 issue price

Investment Rationale
Investment Rationale
Proven ability to successfully leverage capital
Assets have grown $1.8 billion since minority stock offering
Balance sheet mix has shifted from that of a traditional thrift to a commercial bank
Boston franchise with a focus on enhancing existing footprint in attractive greater
Boston markets via disciplined and profitable de novo branching strategy
12 new de novo branches since 2007 (3 branches under Mt. Washington Bank name)
Opportunistic acquisitions of banking franchise and talent
Acquisition of Mt. Washington Co-operative Bank in 2010 ($465 million in assets) with no
cash consideration paid (mutual-to-mutual merger)
Select lift outs of experienced commercial banking teams to enhance sophistication of
commercial product offerings
Commercial lending franchise
Focus on small and middle market customers
Quicker decision making, customized products and access to senior managers enables EBSB
to compete effectively against larger regional banks
Diligent capital management has increased shareholder value
1.7 million shares repurchased since December 2008 for a total of $18.4 million

EBSB Recent Timeline
EBSB Recent Timeline
2008
2009 - 2011
2012 - 2014
January 2008
EBSB raises $100.5
million in MHC
offering and is listed
on the NASDAQ
Global Select Market
Contributes $3.0 MM
of proceeds to
charitable foundation
July 2009
EBSB announces
acquisition of Mt.
Washington Co-operative
Bank
- $465 million in assets
- 7 branches acquired
July 2011
EBSB hires 55 bankers
from Danversbank to
bolster its commercial and
industrial lending
operation and enhance its
retail banking operation
June 2012
EBSB completes sale of
43% stake of Hampshire
First Bank to NBT
Bancorp, Inc.
March 2013
EBSB is awarded the
Special Achievement
Award as the “Top
Minority Lender” for
Massachusetts
June 2013
EBSB celebrates 165 year
anniversary
March 2014
EBSB reaches $2.8 billion
in assets and $2.3 billion in
loans and deposits

EBSB Recent Market Expansion
EBSB Recent Market Expansion
EBSB Branch Map - 2006 EBSB Branch Map - 2014
2006 Branches Mt. Washington Branches De Novo Branches Since 2006

Source: SNL Financial
Note: Three  Mt. Washington branches opened in 2011 and 2012 are included in the Mt. Washington branch footprint, as opposed to being
shown as de novo branches since 2006

Seasoned Management Team
Seasoned Management Team
Executive Role
Years at
EBSB
Years of Financial
Services Experience
Richard Gavegnano
Chairman, President & CEO
40 45
Edward Merritt
President of Mt. Washington Bank Division
5 33
Mark Abbate
SVP, Treasurer & Chief Financial Officer
5 35
John Carroll
SVP & Chief Operating Officer
2 19
John Migliozzi
EVP of Lending
16 30
Frank Romano
EVP of Corporate Banking
3 37
Jeffrey Camenker
SVP & Chief Risk Officer
2 28
Eric Heath
SVP of Human Resources
25 28
Paula Cotter
SVP, Operations
13 32
Keith Armstrong
SVP, Consumer & Business Banking
8 40
James Morgan
SVP, Retail Banking
5 31
Joseph Nash
SVP, Residential Lending
5 17
David Lahive
SVP & Chief Credit Officer
<1 28
Lisa Mandel
SVP & Chief Information Officer
<1 24

Balance Sheet Growth Balance Sheet Growth EBSB has grown assets at an 18% compounded annual growth rate (“CAGR”) since the minority stock offering Source: Prospectus and SEC Filings 13

Loan Portfolio Growth
Loan Portfolio Growth

Significant loan portfolio growth and transformation from traditional thrift to a
commercial bank
Source: Prospectus and SEC Filings; Excludes loans held for sale

Deposit Growth
Deposit Growth

Focus on commercial business has led to an increase in low cost core deposits
Source: Prospectus and SEC Filings
Note: Jumbo time deposits defined as time deposits greater than $100,000

Franchise Transformation
Franchise Transformation
$572MM $2.3BN
Loan Composition
$774MM $2.3BN
Deposit Composition
Significant balance sheet transformation from traditional thrift to a full service commercial bank
Loan CAGR: 25% Core Deposit CAGR: 28%
Source: Prospectus and SEC Filings
Note: Core deposits are defined as total deposits less time deposits

Profitability
Profitability
Consistently profitable with improvement resulting from balance sheet repositioning
ROAA (%) ROAE (%)
Net Interest Margin (%) Efficiency Ratio (%)

Source: Prospectus
Note: 2014 Q1 data is shown on an annualized basis

Credit Quality
Credit Quality
Non-Accrual Loans / Loans (%)
Net Charge-Offs / Average Loans (%) Loan Loss Reserves / Gross Loans (%)
EBSB has maintained solid credit quality while achieving significant growth

NPAs / Assets (%)
Source: Prospectus and SEC Filings

Stock Price Since MHC Conversion Stock Price Since MHC Conversion Source: SNL Financial EBSB’s stock price has increased 159% 1 since its MHC conversion in 2008 19 1. Market data as of June 29, 2014

Business Strategy
Business Strategy
Continued emphasis on growing commercial lending
Hiring experienced employees with a customer service focus
Enhancing profitability through disciplined pricing, expense control and balance
sheet management
Expanding presence and market share in contiguous and nearby market areas and
capturing business opportunities resulting from changes in the competitive
environment
Managing credit risk to maintain a low level of nonperforming assets and utilizing
deep market knowledge to preserve value through the workout of troubled assets
Managing interest rate risk to optimize net interest margin
Increasing core deposits through aggressive marketing, cross selling and the
offering of new deposit products
Growing and diversifying sources of non-interest income

Near Term Objectives
Near Term Objectives
Geographic expansion
Solidify footprint within and adjacent to the perimeter of the Route 128 beltway
Increase influence and market share in metropolitan Boston
Target markets where EBSB model can be profitably deployed
Expanded menu of products and services
Enhance relationships with existing customers and attract new customers
Capitalize on new lending relationships with dissatisfied customers from national and
large regional banks
Continued growth of commercial lending portfolio
Increased average loan sizes will drive operational efficiencies
Strengthen position for select acquisitions of financial institutions and
business lines that would complement the EBSB model and enhance
shareholder value

Summary of First Quarter Results
Summary of First Quarter Results
Selected Financial Condition Data
($000s) At March
31, 2014
At December
31, 2013
Total Assets $2,795,137 $2,682,101
Net Loans 2,318,548 2,265,400
Deposits 2,317,479 2,248,600
Borrowings 202,123 161,903
Goodwill 13,687 13,687
Stockholders’ Equity 254,567 249,205
Asset Quality Ratios:
NPAs / Assets 1.54% 1.60%
Allowance for Loan
Losses / Loans
1.08% 1.11%
Selected Operating & Profitability Data
($000s, except per share
amounts)
For the Three Months
Ended March 31,
2014                 2013
Net Income $4,771 $3,068
Net Interest Income 20,602 17,626
Earnings per Share -
Diluted
$0.22 $0.14
Return on Average
Assets
0.70% 0.53%
Return on Average
Equity
7.59% 5.20%
Net Interest Margin 3.20% 3.25%
Efficiency Ratio 75.7% 82.6%

Source: Prospectus and SEC Filings

Investment Rationale
Investment Rationale
Proven ability to successfully leverage capital
Assets have grown $1.8 billion since minority stock offering
Balance sheet mix has shifted from that of a traditional thrift to a commercial bank
Boston franchise with a focus on enhancing existing footprint in attractive greater
Boston markets via disciplined and profitable de novo branching strategy
12 new de novo branches since 2007 (3 branches under Mt. Washington Bank name)
Opportunistic acquisitions of banking franchise and talent
Acquisition of Mt. Washington Co-operative Bank in 2010 ($465 million in assets) with no
cash consideration paid (mutual-to-mutual merger)
Select lift outs of experienced commercial banking teams to enhance sophistication of
commercial product offerings
Commercial lending franchise
Focus on small and middle market customers
Quicker decision making, customized products and access to senior managers enables EBSB
to compete effectively against larger regional banks
Diligent capital management has increased shareholder value
1.7 million shares repurchased since December 2008 for a total of $18.4 million

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.



Meridian
Bancorp, Inc.















East Boston Savings Bank
N
S
W
MASSACHUSETTS
Danvers
Peabody
Wakefield
Lynn
Saugus
Melrose
Medford
Everett
Revere
Cambridge
Belmont
East Boston
Somerville
Winthrop
Boston
Allston
South End
South Boston
Jamaica Plain
West Roxbury
Dorchester
VT
NH
NY
MA
Boston
CT
RI
East Boston Savings Bank
Mt. Washington Bank
A Division of East Boston Savings Bank


East Boston Savin
N
W
S
MASSACHUSETTS
Belmont
Cambridge
Somerville
Allston
Jamaica Plain
West Roxbury
3
93
95
20
90
9
VT
NH
NY
MA
Boston
CT
RI


East Boston Savin
N
S
W
MASSACHUSETTS
Cambridge
Belmont
Somerville
Allston
Jamaica Plain
West Roxbury
VT
NH
NY
MA
Boston
CT
RI
3
93
95
20
90
9


N
W
S
East Boston Savings Ban
MASSACHUSETTS
Wakefield
Melrose
Medford
Everett
Cambridge
Belmont
Somerville
East Boston
Boston
Allston
South End
Jamaica Plain
West Roxbury
Dorchester
VT
NH
3
93
95
1
20
90
9



East Boston Savings Ban
MASSACHUSETTS
Wakefield
Melrose
Medford
Everett
Cambridge
Belmont
East Boston
Somerville
Boston
Allston
South End
Jamaica Plain
West Roxbury
Dorchester
VT
NH


East Boston Savings Bank®
N
S
W
Danvers
Peabody
Wakefield
Lynn
Saugus
Melrose
Medford
Everett
Revere
MASSACHUSETTS
Cambridge
Belmont
East Boston
Somerville
Winthrop
Boston
Allston
South End
3
93
95
1
90



East Boston Savings Bank
N
W
S
Danvers
Peabody
Wakefield
Lynn
Saugus
Melrose
Medford
Revere
Everett
MASSACHUSETTS
Cambridge
Belmont
East Boston
Somerville
Winthrop
Boston
Allston
South End
3
93
95
1
90

Meridian
Bancorp, Inc.



Meridian
Bancorp, Inc.










ESSEX
Cambridge
Boston
Main St
Nahant Bay
Boston Inner Harbor
Boston Harbor
Massach
SUFFOLK
Quincy Bay
Hingham Bay
Adams St


MIDDLESEX
Franklin St
Main St
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
Boston Harbor
Quincy Bay
Hingham Bay
Adams St

Meridian Bancorp, Inc.


ESSEX
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
Boston Harbor
SUFFOLK
Quincy Bay
Hingham Bay
Adams St


Cambridge


ESSEX
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
Boston Harbor
SUFFOLK
Quincy Bay
Hingham Bay
Adams St


MIDDLESEX
Cambridge


ESSEX
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
Boston Harbor
Massach
SUFFOLK
Quincy Bay
Hingham Bay


MIDDLESEX
Cambridge
Boston
SUFFOLK


ESSEX
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
Boston Harbor
Massach
SUFFOLK
Quincy Bay
Hingham Bay


MIDDLESEX
Franklin St
Cambridge
Boston
SUFFOLK


ESSEX
1A


ESSEX
MIDDLESEX
Franklin St
Main St
Nahant Bay
Cambridge
Boston
Boston Inner Harbor
I-95


E S S E X
1A


Franklin St
M I D D L E S E X
Main St
Nahant Bay
Cambridge
Boston

Meridian
Bancorp, Inc.


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 18%
1,003
1,065
1,211
1,836
1,974
2,279
2,682
2,795
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1
Assets

Meridian Bancorp, Inc.



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 18%
1,003
1,065
1,211
1,836
1,974
2007Y
2008Y
2009Y
2010Y
2011Y
Assets



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 18%
1,003
1,065
1,211
1,836
1,974
2007Y
2008Y
2009Y
2010Y
2011Y
Assets


CAGR: 18%
1,003
1,065
1,211
1,836
1,974
2,279


CAGR: 18%
1,003
1,065
1,211
1,836
1,974
2,279


CAGR: 18%
1,836
1,974
2,279
2,682



CAGR: 18%
1,836
1,974
2,279
2,682


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 25%
$573
$712
$823
$1,184
$1,354
$1,807
$2,292
$2,346
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1
CRE & Multi-Fam Loans
1-4 Family Loans
HELOC Loans
Construction Loans
C&I Loans
Consumer Loans

Meridian Bancorp, Inc.


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 25%
$573
$712
$823
$1,184
$1,354
2007Y
2008Y
2009Y
2010Y
2011Y
CRE & Multi-Fam Loans
1-4 Family Loans
Construction Loans
C&I Loans



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($MM)
CAGR: 25%
$573
$712
$823
$1,184
$1,354
2007Y
2008Y
2009Y
2010Y
2011Y
CRE & Multi-Fam Loans
1-4 Family Loans
Construction Loans
C&I Loans



CAGR: 25%
$573
$712
$823
$1,184
$1,354
$1,807



CAGR: 25%
$573
$712
$823
$1,184
$1,354
$1,807



CAGR: 25%
$1,184
$1,354
$1,807
$2,292



CAGR: 25%
$1,184
$1,354
$1,807
$2,292


3,000
2,500
2,000
1,500
1,000
500
-
($MM)
CAGR: 19%
$774
$797
$922
$1,460
$1,604
$1,865
$2,249
$2,317
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1
Demand
NOW, Money Market & Savings
Retail Time Deposits
Jumbo Time Deposits

Meridian Bancorp, Inc.



3,000
2,500
2,000
1,500
1,000
500
-
($MM)
CAGR: 19%
$774
$797
$922
$1,460
$1,604
2007Y
2008Y
2009Y
2010Y
2011Y
Demand
NOW, Money Market & Savings
Retail Time



3,000
2,500
2,000
1,500
1,000
500
-
($MM)
CAGR: 19%
$774
$797
$922
$1,460
$1,604
2007Y
2008Y
2009Y
2010Y
2011Y
Demand
NOW, Money Market & Savings
Retail Time



CAGR: 19%
$774
$797
$922
$1,460
$1,604
$1,865


CAGR: 19%
$774
$797
$922
$1,460
$1,604
$1,865


CAGR: 19%
$1,460
$1,604
$1,865
$2,249



CAGR: 19%
$1,460
$1,604
$1,865
$2,249


100%
75%
50%
25%
0%
0.3%
2.1%
19.1%
3.8%
39.1%
35.6%
0.3%
11.6%
8.7%
2.2%
19.3%
57.9%
2007Y
2014Q1
Consumer
C&I
Construction
HELOC
1-4 Family
CRE & Multi-Fam


100%
75%
50%
25%
0%
21.4%
34.4%
37.6%
6.6%
16.6%
12.7%
59.2%
11.4%
2007Y
2014Q1
Jumbo Time Deposits
Retail Time Deposits
NOW, Money Market & Savings
Demand


100%
75%
50%
25%
0%
0.3%
2.1%
19.1%
3.8%
39.1%
35.6%
0.3%
11.6%
8.7%
2.2%
19.3%
57.9%
2007Y
2014Q1
Consumer
C&I
Construction
HELOC
1-4 Family
CRE & Multi-Fam


100%
75%
50%
25%
0%
21.4%
34.4%
37.6%
6.6%



100%
75%
50%
25%
0%
0.3%
2.1%
19.1%
3.8%
39.1%
35.6%
0.3%
11.6%
8.7%
2.2%
19.3%
57.9%
2007Y
2014Q1
Consumer
C&I
Construction
HELOC
1-4 Family
CRE & Multi-Fam
21.4%
34.4%
37.6%
6.6%


0.3%
2.1%
19.1%
3.8%
39.1%
35.6%
0.3%
11.6%
8.7%
2.2%
19.3%
57.9%
Consumer
C&I
Construction
HELOC
1-4 Family
CRE & Multi-Fam
100%
75%
50%
25%
21.4%
34.4%
37.6%



0.3%
2.1%
19.1%
3.8%
39.1%
35.6%
0.3%
11.6%
8.7%
2.2%
19.3%
57.9%
Consumer
C&I
Construction
HELOC
1-4 Family
CRE & Multi-Fam
100%
75%
50%
25%
21.4%
34.4%
37.6%



100%
75%
50%
21.4%
34.4%
16.6%
12.7%
Consumer
C&I
Construction
Jumbo
Retail



Consumer
C&I
Construction
100%
75%
50%
21.4%
34.4%
16.6%
12.7%
Jumbo
Retail


1.00%
0.75%
0.50%
0.25%
0.00%
0.32%
0.77%
0.63%
0.59%
0.62%
0.70%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
6.38%
5.45%
5.42%
6.39%
7.59%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
3.34%
3.80%
3.24%
3.33%
3.15%
3.20%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


100%
75%
50%
25%
0%
74.9%
65.0%
74.2%
78.0%
76.0%
75.7%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1

Meridian Bancorp, Inc.


1.00%
0.75%
0.50%
0.25%
0.00%
0.32%
0.77%
0.63%
0.59%
0.62%
0.70%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
2009Y


4.00%
3.00%
2.00%
1.00%
0.00%
3.34%
3.80%
3.24%
3.33%
3.15%
3.20%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


100%
75%
50%
25%
0%
74.9%
2009Y


1.00%
0.75%
0.50%
0.25%
0.00%
0.32%
0.77%
0.63%
0.59%
0.62%
0.70%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
2009Y


4.00%
3.00%
2.00%
1.00%
0.00%
3.34%
3.80%
3.24%
3.33%
3.15%
3.20%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


100%
75%
50%
25%
0%
74.9%
2009Y



2%
0.77%
0.63%
0.59%
0.62%
0.70%
09Y
2010Y
2011Y
2012Y
2013Y
2014Q1



8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
6.38%
5.45%
2009Y
2010Y



3.80%
3.24%
3.33%
3.15%
3.20%



100%
75%
50%
74.9%
65.0%



2%
0.77%
0.63%
0.59%
0.62%
0.70%
09Y
2010Y
2011Y
2012Y
2013Y
2014Q1



8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
6.38%
5.45%
2009Y
2010Y
2011Y



4%
3.80%
3.24%
3.33%
3.15%
3.20%



100%
75%
50%
74.9%
65.0%
74.2%



.62%
0.70%
13Y
2014Q1



8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
6.38%
5.45%
5.42%
6.39%
2009Y
2010Y
2011Y
2012Y
2013Y



62%
0.70%
13Y
2014Q1



8.00%
6.00%
4.00%
2.00%
0.00%
1.94%
6.38%
5.45%
5.42%
6.39%
2009Y
2010Y
2011Y
2012Y
2013Y


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.63%
3.64%
3.97%
2.19%
1.81%
1.80%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2.57%
2.91%
1.85%
1.60%
1.54%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.86%
0.96%
1.13%
1.11%
1.08%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.23%
0.19%
0.06%
0.07%
0.08%
0.00%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1

Meridian Bancorp, Inc.


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.63%
3.64%
3.97%
2.19%
1.81%
1.80%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2009Y


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.86%
0.96%
1.13%
1.11%
1.08%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.23%
2009Y


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.63%
3.64%
3.97%
2.19%
1.81%
1.80%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2009Y


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.86%
0.96%
1.13%
1.11%
1.08%
2009Y
2010Y
2011Y
2012Y
2013Y
2014Q1


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.23%
2009Y


3%
3.64%
3.97%
2.19%
1.81%
1.80%
09Y
2010Y
2011Y
2012Y
2013Y
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2.57%
2.91%
2009Y
2010Y


.12%
0.86%
0.96%
1.13%
1.11%
1.08%


0.50%
0.40%
0.30%
0.23%



3.64%
3.97%
2.19%
1.81%
1.80%
2010Y
2011Y
2012Y
2013Y
2014Q1



4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2.57%
2009Y
2010Y



0.86%
0.96%
1.13%
1.11%
1.08%



0.50%
0.40%
0.30%
0.23%


1.80%
2014Q1


4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2.57%
2.91%
1.85%
1.60%
2009Y
2010Y
2011Y
2012Y
2013Y



81%
1.80%
013Y
2014Q1



4.00%
3.00%
2.00%
1.00%
0.00%
2.03%
2.57%
2.91%
1.85%
1.60%
2009Y
2010Y
2011Y
2012Y
2013Y


200.0%
150.0%
100.0%
50.0%
0.0%
(50.0%)
(100.0%)
Price (%)
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
EBSB
SNL U.S. Bank and Thrift
S&P 500

Meridian Bancorp, Inc.



200.0%
150.0%
100.0%
50.0%
0.0%
(50.0%)
(100.0%)
Price (%)
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
EBSB
SNL U.S. Bank and Thrift



200.0%
150.0%
100.0%
50.0%
0.0%
(50.0%)
(100.0%)
Price (%)
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
EBSB
SNL U.S. Bank and Thrift


0%
0%
0%
0%
0%
0%)
0%)



0%
0%
0%
0%
0%
0%)
0%)





Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian
Bancorp, Inc.

Meridian Bancorp, Inc.